UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

mPHASE TECHNOLOGIES, INC.
(Name of Registrant As Specified In Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

mPHASE TECHNOLOGIES, INC.

9841 Washingtonian Boulevard, #200

Gaithersburg, MD 20878

Tel: (301) 329-2700

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

TO ALL STOCKHOLDERS OF mPHASE TECHNOLOGIES, INC.

December 17, 2021

To the Stockholders of mPhase Technologies, Inc.:

This Information Statement is first being mailed on or about December 17, 2021 to the holders of record of the outstanding common stock, $0.01 par value per share (the “Common Stock”), of mPhase Technologies, Inc., a New Jersey corporation (the “Company”), Series A Preferred Stock, $0.01 par value per share of the Company (the “Series A Preferred Stock”) as of the close of business on December 6, 2021 (the “Record Date”), to inform the stockholders of an action already approved by written consent of stockholders holding 50.10% of the outstanding voting stock of the Company. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the action will not be effective until at least 20 calendar days after the mailing of this Information Statement to our stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The following action was authorized by the Board of Directors and by the written consent of the holders of a majority of our outstanding voting stock:

Action 1 - approval to change the name of the Company to “mPower Technologies, Inc.” (the “Name Change”). Accordingly, your consent is not required and is not being solicited in connection with the approval of the Name Change. Upon the expiration of the 20-day period required by Rule 14c-2, the Company intends to file a Certificate of Amendment to the Company’s Certificate of Incorporation to effect the Name Change.

The proposed Certificate of Amendment, attached hereto as Appendix A, will become effective when it has been accepted for filing by the Secretary of State of the State of New Jersey. We anticipate that the Company will file the Certificate of Amendment 20 days after the date this Information Statement is first mailed to the Company’s stockholders. The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock and Preferred Stock held as of the Record Date. We anticipate filing the Definitive Information Statement on or about December 17, 2021 and effective date of the Corporate Actions to be January 6, 2022.

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), copies of the Company’s reports filed with the SEC may be obtained from the SEC’s EDGAR archives at http://www.sec.gov/index.htm. This is not a notice of a meeting of stockholders and no stockholders’ meeting will be held to consider the action described herein. This Information Statement is being furnished to you solely for the purpose of informing stockholders of the action described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT.

This Information Statement will serve as written notice to stockholders of the Company pursuant to New Jersey Business Corporations Act (the “NJBCA”).

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By Order of the Board of Directors

Date: December 17, 2021	/s/Anshu Bhatnagar
Anshu Bhatnagar Chief Executive Officer

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF mPHASE TECHNOLOGIES, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

mPHASE TECHNOLOGIES, INC.

9841 Washingtonian Boulevard, #200

Gaithersburg, MD 20878

Tel: (301) 329-2700

INFORMATION STATEMENT

December 17, 2021

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

This Information Statement has been filed with the the SEC and is being sent, pursuant to Section 14C of the Exchange Act, to the holders of record as of the Record Date of Common Stock of the Company, to notify the holders of our Common Stock and Preferred Stock of the following:

Action by Written Consent

The following action was authorized by written consent of the holders of a majority of our outstanding voting stock:

(1)	Approval of the change of the name of the Company to “mpower Technologies, Inc.” as provided for herein and filing of an amendment to the Company’s Certificate of Incorporation to affect the change of Company’s name to mPower Technologies, Inc. (the “Name Change”).

Accordingly, your consent is not required and is not being solicited.

This Information Statement is being mailed to the holders of Common Stock and Preferred Stock on or about December 17, 2021.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF A CERTAIN ACTION TAKEN BY THE MAJORITY STOCKHOLDER.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock and Preferred Stock held of record by them.

Vote Required and Obtained

The Common Stock and the Preferred Stock are the only classes of outstanding voting stock of the Company. As of December 6, 2021, there were 80,406,033 shares of our Common Stock and 83.680,706 shares of our Preferred Stock outstanding. On December 6, 2021, the following holders of shares of the Common Stock and shares of the Preferred Stock, representing .6915% of the outstanding voting power of the Company (the “Majority Stockholders”), executed a written consent of the Majority Stockholders approving the Name Change:

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Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Shares of Series A Preferred held	Total Number of Votes held by Majority Stockholder	Number of Votes that Voted in favor of the action	Percentage of the Voting Equity that Voted in favor of the action
Anshu Bhatnagar	37,324,285	83,680,706	121,004,991	121,004,991	.6915%

TOTAL	37,324,285	83,680,706	121,004,991	121,004,991	.6915%

(1) The shares are held by an entity controlled by Mr. Anshu Bhatnagar, the Company’s President and Chief Executive Officer. Mr. Bhatnagar, managing member, holds sole voting and dispositive power over these shares.

ACTION NO. 1: APPROVAL OF THE CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY NAME

This Information Statement contains a brief summary of the material aspects of the Name Change approved by the Majority Stockholder.

The Board of Directors has determined that since the Company intends to focus on the exploration, development, and production of data technology, the Name Change better reflects the nature of the Company’s new business direction.

Purpose of the Name Change

On December 1, 2021, the Company’s Board of Directors and the Majority Stockholders each approved a resolution authorizing the Company to amend the Certificate of Incorporation to change the Company’s name to mpower Technologies, Inc. The Board believes that the Name Change better reflects the nature of the Company’s anticipated operations.

Amended Certificate of Incorporation

Upon the effectiveness and on the date that is twenty (20) days following the mailing of this Information Statement, the Board of Directors shall have the Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) filed with the State of New Jersey in order to effect the Name Change.

The Name Change will become effective on the date that is twenty (20) calendar days after the mailing of this information statement.

We currently expect that such effective date will be on or about January 6, 2022.

Attached as Exhibit A and incorporated herein by reference is the text of the Certificate of Amendment as approved by the Majority Stockholder. The Name Change will be affected by filing the Certificate of Amendment with the Secretary of State of New Jersey, which is expected to occur approximately twenty (20) days after the mailing of this Information Statement. The Name Change will become effective upon such filing.

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Dissenters’ Rights.

No dissenters’ or appraisal rights are available to our stockholders under the New Jersey Business Corporation Act or in the Company’s Certificate of Incorporation or Bylaws in connection with the proposed amendment to our Certificate of Incorporation to effect the Name Change.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 6, 2021, certain information regarding beneficial ownership of our voting securities (a) by each person known by us to be the beneficial owner of more than five percent of the outstanding shares of any class of voting securities, (b) by each director of the Company, (c) by the named executive officers (determined in accordance with Item 402 of Regulation S-K) and (d) by all of our current executive officers and directors as a group. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o mPhase Technologies, Inc., 9841 Washingtonian Blvd., #390, Gaithersburg, MD 20878.

Amount and Nature of Beneficial Ownership
Name and Address (1)	Common Stock Ownership	Percentage of Common Stock Ownership	Series A Preferred Stock Ownership	Percentage of Series A Preferred Stock	Percentage of Total Voting Power
Officers and Directors:
Anshu Bhatnagar	37,324,285	47.1%	1,000	100%	51.0%
Angelia Hrytsyshyn
Venkat Kodumudi	-	0%	-	0%	0%
Suhas Subramanyam	21,053	*	-	0%	*
Chester White	21,053	*	-	0%	*
Thomas Fore	21,053	*	-	0%	*
All Officers and Directors as a Group (6 Persons)	37,387,443	47.2%	1,000	100%	51.9%
5% Stockholders:
None

* Less than one percent.

(1)	The address for all officers and directors is mPhase Technologies, Inc., 9841 Washingtonian Blvd., #390, Gaithersburg, MD 20878

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and

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(iii) the address to which the Company should direct the additional copy of the Information Statement, to mPhase Technologies, Inc., 9841 Washingtonian Blvd., #390, Gaithersburg, MD 20878.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements include, but are not limited to, statements concerning the effects of the stockholder approval and statements using terminology such as “expects,” “should,” “would,” “could,” “intends,” “plans,” “anticipates,” “believes,” “projects” and “potential.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.

In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. You should carefully review the risks listed, as well as any cautionary language, in this Information Statement and the risk factors detailed under “Risk Factors” in the documents incorporated by reference in this Information Statement, which provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director or any associate of such person has any substantial interest in the matters acted upon by our Board and stockholders, other than his role as a stockholder, officer or director.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be accessed on the SEC’s web site (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

A copy of any public filing is also available, at no cost, by writing to mPhase Technologies, Inc., 9841 Washingtonian Blvd., #390, Gaithersburg, MD 20878. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

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This Information Statement is provided to the holders of Common Stock and Preferred Stock only for information purposes in connection with the action, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

December 17, 2021	/s/ Anshu Bhatnagar
Anshu Bhatnagar,
Chief Executive Officer

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Exhibit A

FORM OF CERTIFICATE OF AMENDMENT TO

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF mPHASE TECHNOLOGIES, INC.

mPHASE TECHNOLOGIES, INC., a corporation organized and existing under and by virtue of the State of New Jersey (the “Corporation”), does hereby certify that:

FIRST: That resolutions were duly adopted by the Board of Directors of the Corporation by written consent on December 1, 2021, setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, as amended (the “Amendment”), declaring the Amendment to be advisable and recommended for approval by the stockholders of the Corporation. The resolution setting forth the proposed Amendment is as follows:

RESOLVED, that, subject to stockholder approval, the Certificate of Incorporation of the Corporation be amended by deleting Article 1. in its entirety and replacing it as follows:

2.	The articles have been amended as follows:

1.	The name of the Company shall be mPower Technologies, Inc.

3.	Effective date of filing (optional): Upon filing

4.	Officer Signature (Required):

Anshu Bhatnagar, Chief Executive Officer

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